UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 16, 2020
MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X] Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 1.01    Entry into a Material Definitive Agreement.

On March 16, 2020, Moleculin Biotech, Inc. (the "Company") entered into a material transfer agreement with The University of Texas Medical Branch at Galveston, d/b/a UTMB Health ("UTMB"), a health institution of The University of Texas System ("System"), an agency of the State of Texas (the "Agreement"). Pursuant to the Agreement, the Company agreed to provide research material(s) to UTMB. The materials will be used by UTMB to conduct research, specifically to test the effects of 2 deoxyglucose (2DG) and analogues thereof on the infectivity of viruses. The materials to be provided pursuant to the Agreement are subject to patent and technology license agreements the Company has with M.D. Anderson Cancer Center.
In the event that use of the materials results in an invention, improvement, substance, or information, whether or not patentable, and patent applications and patents, if any, which result therefrom (the "Developed Technology"), UTMB has agreed to disclose such Developed Technology, in confidence, to the Company. At the Company’s expense, the Company has the right to file for and obtain patent protection in the name of UTMB, if solely invented by UTMB, or in the name of both parties if jointly invented, for Developed Technology or request UTMB to do so. Any Developed Technology conceived, invented, expressed and/or reduced to practice solely by UTMB in accordance with UTMB’s research shall be solely owned by UTMB. For those inventions determined to be solely owned by UTMB, the Company has been granted an option to negotiate a license in such Developed Technology on a worldwide, exclusive basis the terms of which shall be negotiated by and between the parties in good faith. Any Developed Technology conceived, invented, expressed and/or reduced to practice jointly by UTMB and the Company in accordance with the research performed hereunder shall be deemed Jointly Developed Technology and shall be owned jointly the Company and UTMB.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Description

1.1        Material Transfer Agreement

99.1        Press Release dated March 17, 2020

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOLECULIN BIOTECH, INC.
DATED: March 17, 2020
By: /s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

1.1        Material Transfer Agreement

99.1        Press Release dated March 17, 2020

3